AB FIXED-INCOME SHARES, INC.
-AB Government Money Market Portfolio
Class A (Ticker: AEAXX); Class C (Ticker: AECXX); Advisor Class (Ticker: AEYXX); Class K (Ticker: AEKXX);
Class I (Ticker: AIEXX); Class 1 (Ticker: AGRXX); Class AB (Ticker: MYMXX); Institutional Class (Ticker: GMOXX)
(the “Portfolio”)

Supplement dated May 9, 2024 to the Prospectus and Statement of Additional Information (“SAI”), each dated August 31, 2023, as revised September 1, 2023 and as amended, and the Summary Prospectus (the Summary Prospectus and the Prospectus, together, the “Prospectuses”), dated September 1, 2023, as amended, of the Portfolio.

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AllianceBernstein L.P. (the “Adviser”) recently notified the Portfolio that it intends to discontinue a contractual agreement with AB Fixed-Income Shares, Inc., on behalf of the Portfolio, to waive 0.05% of the Portfolio’s Management Fee upon the expiration of the current term of the agreement on August 31, 2024. Accordingly, effective September 1, 2024, the Portfolio will pay the Adviser 0.20% of average daily net assets for investment advisory services.

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This Supplement should be read in conjunction with the Prospectuses and SAI for the Portfolio.

You should retain this Supplement with your Prospectus(es) and SAI for future reference.

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